                                                                    Exhibit 24

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ KEITH BRADLEY
                                          -----------------
                                          Keith Bradley

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ GEORGE MCKINNEY, III
                                          ------------------------
                                          George McKinney, III

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ ROBERT J. TOWARNICKI
                                          ------------------------
                                          Robert J. Towarnicki

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ FREDERIC V. MALEK
                                          ---------------------
                                          Frederic V. Malek

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ JAMES M. SULLIVAN
                                          ---------------------
                                          James M. Sullivan

                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ EDMUND L. ZALINSKI
                                          ----------------------
                                          Edmund L. Zalinski

                               POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard E. Caruso and William M. Goldstein, or either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Integra LifeSciences Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing by the Company under such Act of a Registration State on Form S-8, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such Registration Statement and any and all amendments thereto (including post-effective amendments) and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1996.


                                          /s/ WILLIAM M. GOLDSTEIN
                                          ------------------------
                                          William M. Goldstein